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                                                           [NORTHERN FUNDS LOGO]


SUPPLEMENT
DATED AUGUST 20, 1998
TO THE PROSPECTUS DATED JULY 31, 1998




The following paragraph replaces paragraph 8 under "Management--Equity Funds" on page 57 of the prospectus.


The management team leaders for the Technology Fund are John B. Leo and George
J. Gilbert, Vice Presidents of Northern Trust. Mr. Leo has had such responsibility since the Fund commenced operations in April 1996. Mr. Gilbert has had such responsibility since July 1997. Mr. Leo joined Northern in 1984. During the past five years, Mr. Leo has managed various equity and bond portfolios. Mr. Gilbert joined Northern Trust in 1980 and during the past five years has managed a common trust technology fund, analyzed corporations and made recommendations to portfolio managers on whether to buy, sell or hold securities of issuers in a number of different industries.